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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)   March 13, 2002
                                                   --------------



                                GANNETT CO., INC.
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             (Exact name of registrant as specified in its charter)



           Delaware                    1-6961                 16-0442930
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 (State or other jurisdiction       (Commission             (IRS Employer
       of incorporation)            File Number)          Identification No.



      7950 Jones Branch Drive, McLean, Virginia                        22107
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      (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:   (703) 854-6000
                                                   -----------------------------



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          (Former name or former address, if changed since last report)


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                                      -2-

Item 5.    Other Events.

        Exhibits with respect to the sale by Gannett Co., Inc. (the "Company") of $600 million aggregate principal amount of 4.950% Notes due 2005, $700 million aggregate principal amount of 5.500% Notes due 2007 and $500 million aggregate principal amount of 6.375% Notes due 2012 are filed herewith in connection with the Company's registration statements on Form S-3 (Nos. 33-63673, 33-58686 and 333-84144).

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits:

           Exhibit 1                  Underwriting Agreement dated March 11, 2002 between the Company and
                                      Banc of America Securities LLC, Banc One Capital Markets, Inc. and
                                      J.P. Morgan Securities Inc., as representatives of the several underwriters

           Exhibit 4.13               Form of 4.950% Note due 2005

           Exhibit 4.14               Form of 5.500% Note due 2007

           Exhibit 4.15               Form of 6.375% Note due 2012

           Exhibit 4.16               Third Supplemental Indenture, dated as of March 14, 2002, between the
                                      Company and Wells Fargo Bank Minnesota, N.A., as Trustee

           Exhibit 10.11              Competitive Advance and Revolving Credit Agreement dated as of March
                                      11, 2002 among the Company, the several lenders from time to time parties thereto, Bank of America, N.A., as Administrative Agent, JP
                                      Morgan Chase Bank and Bank One NA, as Co-Syndication Agents, and
                                      Barclays Bank PLC, as Documentation Agent

           Exhibit 25                 Form T-1 Statement of Eligibility under the Trust Indenture Act of
                                      1939, as amended


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                                      -3-

                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:     March 13, 2002                   GANNETT CO., INC.



                                            By: \s\ George  R. Gavagan
                                                --------------------------------
                                                George R. Gavagan
                                                Vice President and Controller


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                                      -4-

                                         EXHIBIT INDEX


           Exhibit 1                  Underwriting Agreement dated March 11, 2002 between the Company and
                                      Banc of America Securities LLC, Banc One Capital Markets, Inc. and
                                      J.P. Morgan Securities Inc., as representatives of the several underwriters

           Exhibit 4.13               Form of 4.950% Note due 2005

           Exhibit 4.14               Form of 5.500% Note due 2007

           Exhibit 4.15               Form of 6.375% Note due 2012

           Exhibit 4.16               Third Supplemental Indenture, dated as of March 14, 2002, between the
                                      Company and Wells Fargo Bank Minnesota, N.A., as Trustee

           Exhibit 10.11              Competitive Advance and Revolving Credit Agreement dated as of March
                                      11, 2002 among the Company, the several lenders from time to time parties thereto, Bank of America, N.A., as Administrative Agent, JP
                                      Morgan Chase Bank and Bank One NA, as Co-Syndication Agents, and
                                      Barclays Bank PLC, as Documentation Agent

           Exhibit 25                 Form T-1 Statement of Eligibility under the Trust Indenture Act of
                                      1939, as amended
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